Exhibit 10.1

AMENDMENT NO. 1
Dated as of April 4, 2011
to
CREDIT AGREEMENT
Dated as of August 4, 2010

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of April 4, 2011 by and among Blackboard Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 4, 2010 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to (i) delete the definition of “Adjusted Aggregate Commitment” appearing therein and (ii) insert the following definitions in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means April 5, 2011.

“Specified Share Repurchases” means repurchases of common stock of the Borrower in an aggregate amount not to exceed $100,000,000 pursuant to, and in accordance with, that certain share repurchase program specified in the Borrower’s Report on Form 8-K filed with the SEC as of March 1, 2011.

(b) The definition of “Aggregate Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the final sentence thereof and to replace such sentence with the following sentence:

“As of the Amendment No. 1 Effective Date, the Aggregate Commitment is $225,000,000.”

(c) Section 5.08 of the Credit Agreement is hereby amended to add the phrase “and the Specified Share Repurchases” at the end of the first sentence thereof.

(d) Section 6.07 of the Credit Agreement is hereby amended to (i) delete the word “and” appearing immediately before the reference to “(d)” therein and replace such word with a comma and (ii) insert the following sentence at the end thereof:

“and (e) so long as no Default or Event of Default has occurred or is continuing prior to, or would arise after giving effect (including giving effect on a Pro Forma Basis) thereto, the Borrower may make the Specified Share Repurchases.”

(e) Each instance of the phrase “the lesser of the Aggregate Commitment and the Adjusted Aggregate Commitment” appearing in the Credit Agreement (specifically, in Sections 2.01(b), 2.02(c), 2.05(a), 2.06(b), 2.11(b) and 4.02(c)) is deleted and replaced with “the Aggregate Commitment”.

(f) Schedule 2.01 to the Credit Agreement is replaced in its entirety with Schedule 2.01 attached hereto as Annex A.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders, each Lender whose Commitment is being increased pursuant hereto (each such Lender, an “Increasing Lender”) and the Administrative Agent, (ii) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors, (iii) the Administrative Agent shall have received such opinions, instruments and documents as are reasonably requested by the Administrative Agent, (iv) the Borrower shall have paid to the Administrative Agent, for the account of each Increasing Lender that executes and delivers its signature page hereto by such time as is requested by the Administrative Agent, an amendment upfront fee equal to 0.30% of the increased portion of such Increasing Lender’s Commitment (as and to the extent such Commitment is being increased pursuant hereto), (v) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable fees and out-of-pocket expenses (including, to the extent invoiced, reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment and (vi) the Administrative Agent shall have made such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing, (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (iii) the Dollar Amount of the total Revolving Credit Exposures does not exceed the Aggregate Commitment.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. For the avoidance of doubt, nothing herein shall alter or otherwise affect Section 2.20 (Expansion Option) of the Credit Agreement, which remains in full force and effect.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BLACKBOARD INC., as the Borrower

By /s/ John Kinzer

Name: John Kinzer
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By /s/ David F. Gibbs

Name: David F. Gibbs
Title: Managing Director

CITIBANK, N.A., as a Lender,

By /s/ Kevin A. Ege

Name: Kevin A. Ege
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender,

By /s/ Ari Bruger

Name: Ari Bruger
Title: Vice President

By / s/ Rahul Parmar

Name: Rahul Parmar
Title: Associate

PNC BANK, NATIONAL ASSOCIATION, as a Lender,

By /s/ Matthew Sawyer

Name: Matthew Sawyer
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender,

By /s/ Barbara K. Angel

Name: Barbara K. Angel
Title: Senior Vice President

SILICON VALLEY BANK, as a Lender

By /s/ Philip T. Silvia III

Name: Philip T. Silvia III
Title: Vice President

SUNTRUST BANK, as a Lender

By /s/ William K. Danaher

Name: William K. Danaher
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By /s/ Barbara P. Levy

Name: Barbara P. Levy
Title: Senior Vice President

M&T Bank, as a Lender

By /s/ Kevin J. McCormack

Name: Kevin J. McCormack
Title: Vice President